Consolidated Statements of Loss and Comprehensive Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Income
Interest income	$ 329	$ 188	$ 225
Expenses
Research and development	23,281	23,080	19,904
General and administrative	16,986	16,020	11,344
Government assistance	(1,775)	(3,230)	(4,991)
Accreted interest and valuation adjustments (note 9)	(172)	907	27
Total expenses	38,320	36,777	26,284
Net loss for the year	(37,991)	(36,589)	(26,059)
Other comprehensive income
Currency translation adjustment (note 2)			2,660
Net loss and comprehensive loss for the year	$ (37,991)	$ (36,589)	$ (23,399)
Basic and diluted loss per share (note 14) (in Dollars per share)	$ (4.55)	$ (4.93)	$ (3.88)
Weighted average shares outstanding (note 14) (in Shares)	8,343,455	7,419,844	6,030,526